UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April  17, 2018

FIRST AMERICAN SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54327	98-0579157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad St., Ste 102B, Elko, NV 89801 USA		99623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  775-753-6605

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 17, 2018, we issued a promissory note to Brian Goss for the sum of $30,000.00 as a bonus and in consideration for management services to date.   The promissory note bears interest, in arrears, on the outstanding principal balance at a rate per annum equal to 8% and is due and payable on April 17, 2019.  If the promissory note is paid prior to the due date of  April 17, 2019, then no interest shall be due and payable.

Item 9.01 Financial Statements and Exhibits

99.1 Promissory Note between our company and Brian Goss dated April 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.

/s/ Brian Goss
Brian Goss
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director

Date: April 18, 2018

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